Exhibit 10.1
CONFIDENTIAL TREATMENT REQUESTED UNDER
17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.24b-2.
[*****] INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.

August 2012 Clearwire / Sprint Amendment to the 4G MVNO Agreement
This August 2012 Clearwire / Sprint Amendment to the 4G MVNO Agreement (this “Amendment”), is dated as of the date the last Party signs this Amendment (the “August 2012 Amendment Effective Date”) and is entered into between Clearwire Communications LLC, a Delaware limited liability company (“Clearwire”), and Sprint Spectrum L.P., a Delaware limited liability partnership, d/b/a Sprint (“Sprint”).
BACKGROUND
A.Clearwire, Comcast MVNO II, LLC, LLC, TWC Wireless, LLC, BHN Spectrum Investments, and Sprint are parties to that certain 4G MVNO Agreement dated as of November 28, 2008 (the “4G MVNO Agreement”).

B.Section 17.15 of the 4G MVNO Agreement provides that Clearwire and Sprint may, from time to time, amend the terms of the 4G MVNO Agreement applicable as between Clearwire and Sprint.

C.In accordance with Section 17.15 of the 4G MVNO Agreement, Clearwire and Sprint wish to amend the terms of the 4G MVNO Agreement applicable between Clearwire and Sprint as provided hereunder.

NOW, THEREFORE, the 4G MVNO Agreement as between Clearwire and Sprint is amended as follows:
OPERATIVE TERMS

1.	Section 8.10 (LTE Obligations) of the 4G MVNO Agreement is deleted in its entirety and replaced with the following:

8.10	LTE Obligations

(a)    Sprint and Clearwire will collaborate on the LTE network design, operations, devices and economics in an effort to meet mutually agreed upon requirements based upon a TDD-LTE standard. This will include collaboration on site selection and timing of site builds in developing a network build plan. The resulting network build plan will include mutually agreed upon locations for LTE macro-cell sites that cover designated Sprint high usage area “hotspots” (the “Hotspot Sites”). With respect to RAN and core network equipment that is deployed as part of Clearwire's TDD-LTE network, Clearwire will include in its vendor agreements a process whereby the vendors, upon request, must meet the requirements for a “trusted delivery” model and other security requirements listed in Schedule 8.10(a) (“Trusted Delivery Process”). Upon Sprint's commercially reasonable request, Clearwire will implement the Trusted Delivery Process with respect to vendors identified by Sprint, it being agreed that if Sprint requests with respect to a vendor with which it has implemented the same or similar process such request will be deemed commercially reasonable. Clearwire will not be required to implement the Trusted Delivery Process for vendors that do not provide RAN or core network equipment to Clearwire, or who do provide RAN or core network equipment but such equipment is not deployed in Clearwire's TDD-LTE network.  Clearwire will provide Sprint with a quarterly report listing each vendor providing RAN and core network equipment for Clearwire's TDD-LTE network effective as of the date of each such report.  Upon Sprint's commercially reasonable request Clearwire will provide an Officer's certification that the quarterly report is accurate as of the date generated. Sprint and Clearwire will collaborate on LTE design options that would allow for seamless hand-offs and service layer control that meet Sprint's customer experience requirements.

Confidential Information - Subject to Nondisclosure Obligations

(b)    [***]

(c)    The initial LTE release will be LTE Release 9 compliant and Clearwire will make commercially reasonable efforts to remain compliant with future LTE releases, including Release 10, to provide service parity with Sprint's LTE network design and operations, as well as a competitive LTE service offering for North America. Clearwire will make reasonable efforts to stay current with their suppliers and with the US LTE industry on LTE releases. Sprint is intending to offer advanced services across this LTE network, such as Push to talk, VoLTE, eCSFB, video, or other latency sensitive applications. If any of the current Sprint Network Vision vendors are used, Clearwire should request from the supplier the same features sets, acceptance criteria, and SLAs as those required by Sprint consistent with Network Vision. If other vendors are used, Schedule 8.10(c) includes the minimum LTE features that Clearwire's vendors will need to support and release at timeframes no later than 6 months after the features become available in the US LTE market.

(d)    Backhaul between the Clearwire LTE base station and the Sprint Demarcation Point will be over privately owned or dedicated leased network facilities.  This also applies to any facility carrying signaling, control or administrative traffic that could expose Sprint traffic to security threats if carried on a public internet connection.

(e)    The Clearwire Network will include LTE Services in compliance with this Section 8.10 in at least [***] Hotspot Sites that are On Air by [***], in at least [***] Hotspot Sites that are On Air by [***], and in at least [***] Hotspot Sites that are On Air by [***]. If the Clearwire Network does not include and maintain LTE Services in compliance with this Section 8.10 in at least (i) [***] Hotspot Sites that are On Air by and after [***], (ii) [***] Hotspot Sites that are On Air by and after [***]; and (iii) [***] Hotspot Sites that are On Air by and after [***], then any and all unused Wireless Broadband Services Prepayment described in Section 8.10(h) below will be refunded to Sprint and no further Wireless Broadband Services Prepayments will be due under Section 8.10(h). If Clearwire is required to shut down any [***]under Applicable Law or under order from Governmental Authority, Clearwire shall have a commercially reasonable period, not to exceed [***], in which to [***], provided that each such alternate [***]. Clearwire may elect to utilize certain [***] owned and/or operated by Sprint for which Clearwire is paying to Sprint the [***] under a written agreement between the parties [***] in order to meet Clearwire's [***] achievement obligations under this Section 8.10(e). For each [***] chosen by Clearwire for use as a [***], Clearwire will identify such [***] in writing to Sprint and if use of such [***] is approved by Sprint, it shall count toward Clearwire's [***]obligations under this Section 8.10(e) effective as of the date such [***]. To the extent that the [***] of any such [***] approved by Sprint is delayed [***] beyond the mutually agreed upon [***] for such [***] and also beyond all permissible extensions to the [***] as provided under [***], then such [***] shall be deemed to be [***]

(f)    [***]

(g)    Sprint will use commercially reasonable efforts to provide reasonable support to Clearwire regarding [***] standards for [***], but Clearwire acknowledges and understands the Sprint priorities regarding [***] and [***].

(h)    Subject to Section 2.2.8(b)(iv) of Schedule 7.1, and subject to Clearwire complying with all of its obligations under Sections 8.10(a)-(e), Sprint will provide to Clearwire Wireless Broadband Services Prepayments up to a maximum combined total of [***] for Sprint's use of LTE Services, if any of the following events occur under the described conditions:

(i)    [***]. If, prior to any Wireless Broadband Services Prepayments pursuant to subsection 8.10(h)(iii) immediately below, Clearwire receives [***], then Sprint will provide to Clearwire Prepayments for LTE Services [***] less (A) any Wireless Broadband Services Prepayments provided by Sprint under Section 8.10(h)(ii), and (B) any amounts that Sprint has paid to Clearwire solely for LTE Services under Section 3.1.1 of Schedule 7.1, and Sprint will pay such Wireless Broadband Services Prepayments for LTE Services within 30 days [***].

(ii)    [***]. If, prior to any Wireless Broadband Services Prepayments pursuant to subsection 8.10(h)(iii) immediately below, Clearwire receives [***], then Sprint will provide to Clearwire additional Wireless Broadband Services Prepayments for LTE Services [***] less (A) any Wireless

Confidential Information - Subject to Nondisclosure Obligations

Broadband Services Prepayments provided by Sprint under Section 8.10(h)(i), and (B) any amounts that Sprint has paid to Clearwire solely for LTE Services under Section 3.1.1 of Schedule 7.1, and Sprint will pay such Wireless Broadband Services Prepayments for LTE Services by January 31st of the calendar year in which the Other Reseller take-or-pay for LTE services is applicable (or within 30 days after the take-or-pay is contractually committed if for less than a full calendar year). Clearwire agrees that if Sprint pays any Wireless Broadband Services Prepayment under this Section 8.10(h)(ii) and Clearwire does not [***], Clearwire will refund to Sprint the unused amount, if any, of such Wireless Broadband Services Prepayment that is equal to the amount of [***] , provided however that Clearwire shall not be required make any refunds to Sprint if Clearwire, after using commercially reasonable efforts is unable [***].

(iii)    Prepayments Upon Build Thresholds. Sprint will make Wireless Broadband Services Prepayments associated with Clearwire's LTE network build activities as described in this subsection 8.10(h)(iii).

(A)    If Clearwire has satisfied the terms of the first sentence of Section 8.10(e), Sprint will pay Clearwire the Wireless Broadband Services Prepayment in the applicable amount from the table below:

[***]

(j)    Network Performance Service Level Metrics: Clearwire will maintain network performance based on Monthly Service Level Metrics. These metrics will be consistent with the level of performance defined on Schedule 8.10(i). Clearwire agrees to maintain the network to meet these service levels and invest in the network to maintain this performance as needed. Sprint and Clearwire will review performance on a monthly basis based on an agreed to scorecard.

[***]

Clearwire agrees that Sprint may disclose to the government, select enterprise customers and necessary third party partners who have a “need to know” information regarding Clearwire's LTE Network design and equipment, the suppliers of technology for the Clearwire LTE Network and Sprint's use of the Clearwire LTE Network, provided that such disclosures are made subject to non-disclosure agreements that are at least as restrictive as the non-disclosure provisions set forth in this Agreement, it being understood that the information may be released to the government without a non-disclosure agreement. In any case, Sprint will provide details of the disclosures made and with whom the materials were discussed within [***] of the discussion.

2.
Contingent Nature of Amendment. This Amendment is contingent upon the Parties executing all of the following documents within 48 hours of the other Party: (1) Sprint / Clearwire Settlement and Release Agreement; (2) First Amendment to the Amended and Restated Enhanced In-Building Coverage Deployment Agreement; and (3) Commitment Agreement.

3.
All other terms and conditions in the 4G MVNO Agreement, not amended above, shall remain in full force and effect. Except as expressly provided in this Amendment, nothing herein shall operate as, or be deemed to constitute, a waiver of any rights or benefits by any party to the 4G MVNO Agreement, and each party retains all of its rights under the 4G MVNO Agreement.

4.
This Amendment may be executed and delivered (including by facsimile or electronic transmission) in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute a single instrument.

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Confidential Information - Subject to Nondisclosure Obligations

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its authorized representative as of the day and year written below.

CLEARWIRE COMMUNICATIONS LLC

By:     /s/ Erik E. Prusch

Name:     Erik E. Prusch

Title:     Chief Executive Officer

Date:     8/28/2012

SPRINT SPECTRUM L.P.

By:     /s/ Todd A. Rowley

Name:     Todd A. Rowley

Title:     Vice President, Business Development

Date:     8/28/2012

Confidential Information - Subject to Nondisclosure Obligations
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